Exhibit 99.2
CONSULTING AGREEMENT

This Consulting Agreement (this “Agreement”), dated effective as of February 12, 2023 (“Effective Date”), is by and between Crimson Midstream Services, LLC, a Delaware limited liability company (the “Company”), with its principal place of business at 370 17th Street, Suite 3100, Denver, Colorado 80202, and Larry Alexander, an individual having an address of 33731 Paseo Baja, San Juan Capistrano, CA 92675 (“Consultant”). Company and Consultant may be referred to herein, individually, as a “Party,” and, collectively, as the “Parties.”
Recitals
    A.    Prior to the Effective Date, Consultant and Company were parties to an Employment Agreement effective as of February 1, 2005, pursuant to which Consultant was employed as President.
B.    Company may from time to time engage the services of Consultant for certain activities or projects including, but not limited to, transition of account information and historical information related to Crimson Midstream Holdings, Inc. and the California Public Utilities Commission (“Services”), and Consultant will accept such engagement in accordance with the terms and conditions of this Agreement.
C.    Consultant will acquire and have access to Confidential Information and trade secrets of the Company and its affiliated entities by virtue of Consultant’s consulting arrangement with the Company. One purpose of this Agreement is to protect the Company’s Confidential Information and trade secrets.
Agreement
NOW, THEREFORE, in consideration of the foregoing premises and the respective agreements of the parties set forth below, Company and Consultant, intending to be legally bound, agree as follows:
1.Consulting Services.
(a)Engagement. When needed and on a case-by-case basis, Company hereby engages Consultant and Consultant hereby agrees to be engaged by Company as an independent contractor in accordance with the terms and conditions of this Agreement. Consultant shall perform Services within Consultant’s professional expertise as may be requested by Company and undertaken by Consultant. At the request of Company, Consultant shall provide estimates of the time needed to complete any task or project.
(b)Authority. Consultant represents and warrants to Company that it has the full right, power, and authority to enter into this Agreement and perform his duties hereunder, without conflict, limitation or restriction pursuant to any agreement or understanding between Consultant and any third-party.
(c)Warranties of Performance. Consultant warrants that he will perform Services under this Agreement using his best efforts in a professional manner consistent with generally accepted industry standards and in accordance with all applicable laws, regulations, rules, and codes (governmental and industry).
(d)Work Product. The product of all Services performed under this Agreement (“Work Product”), including without limitation all notes, reports, documentation, drawings, computer programs, inventions, creations, works, devices, models, work-in-progress and deliverables will be the sole property of Company, and Consultant hereby assigns to Company all right, title, and interest therein. Consultant retains no right to use the Work Product and agrees not to challenge the validity of Company’s ownership in the Work Product.
2.Compensation. During the term of this Agreement, as Consultant’s compensation for the performance of his duties hereunder, Company shall pay Consultant pursuant to the rate sheet attached as Exhibit A hereto (“Rate Sheet”) or as otherwise agreed to in writing by the Parties. Consultant shall be paid the undisputed portion of any invoice within thirty (30) days of the receipt of Consultant’s invoice by Company for each month in which consulting services are rendered. For any invoice provided by Consultant which includes hourly fees, Consultant shall provide Company with information clearly detailing the amount of time and type of work performed.
3.Expense Reimbursement. Company shall reimburse Consultant for all actual, reasonable and necessary business expenses incurred by Consultant directly related to the provision of Services hereunder, upon submission by Consultant of receipts and other documentation to and considered acceptable by Company; provided, however, all expense items in excess of $1,000.00 must be approved by Company in writing prior to Consultant’s incurrence of the same. Company will reimburse Consultant for the actual costs of the insurance required under Section 9 of this Agreement, provided, however, the reimbursement for costs of insurance shall not exceed $10,000.
4.Term. The term of this Agreement shall commence on the Effective Date and continue for one year.
5.Termination. Upon termination of this Agreement, Company shall pay Consultant (a) all amounts accruing hereunder for Services performed prior to the date of termination, and (b) all properly authorized reimbursable expenses related to Services performed under this Agreement prior to the date of termination. Notwithstanding the termination of this Agreement, all the obligations under Sections 6, 7, and 8 below, shall survive the termination of this Agreement.
6.Confidentiality.
(a)Confidential Information. For purposes of this Agreement, “Confidential Information” shall mean all non-public information relating to Company, the assets of Company, or Consultant’s duties hereunder including, without limitation, information concerning the manner and details of Company’s operations, organization and management; the integrity and condition of Company’s assets; financial information or documents and nonpublic policies, procedures and other printed or written material generated or used in connection with Company’s business; Company’s business plans and strategies; all trade secrets used, developed or acquired by Company in connection with its businesses; and all other information concerning Company’s concepts, assets, prospects, investors, participants, governmental relationships, employees, contractors, and potential, prospective or executed contracts or other business arrangements. “Confidential Information” shall also include the Documents to the extent the same incorporates the Company’s Confidential Information.
(b)Restrictions. During the term of this Agreement and at all times thereafter, regardless of the reason for termination of this Agreement: (i) Consultant shall not disclose any of the Confidential Information (including if such Confidential Information is incorporated into Consultant’s work product) to any third-party without the prior written consent of Company (which may be withheld in Company’s sole and absolute discretion), (ii) Consultant shall use the Confidential Information only in connection with the Services, and (iii) Consultant shall protect and safeguard the Confidential Information from any unauthorized disclosure to any third-party. Consultant shall not use any Confidential Information for any purpose not relating directly to Consultant’s work on Company’s behalf, or use, disclose, transfer or sell any Confidential Document to any party other than Company. This paragraph shall not bar Consultant from complying with any subpoena or court order; provided, however, that Consultant shall at the earliest practicable date deliver to Company a copy of such subpoena or court order.
(c)Return of Confidential Information and Documents. Upon termination of this Agreement, or at any time upon the request of Company, whether before or after termination of this Agreement, Consultant shall immediately deliver to Company or Company’s designee (and shall not keep in Consultant’s possession or deliver to anyone else) all Confidential Information, Confidential Documents (and all copies thereof), all Work Product, and all other property of Company in Consultant’s possession or control.
7.Relationship.
(a)Independent Contractor. Consultant represents, acknowledges and agrees that Consultant is an independent contractor hereunder and not an employee of Company. Nothing contained in this Agreement shall be deemed to constitute Consultant as an agent, partner, or joint venture of Company for any purpose. Consultant shall not represent to third parties that Consultant is authorized to act on behalf of Company except when expressly authorized in writing to act on behalf of the Company. The relationship of Company and Consultant shall be non-exclusive, and Company shall have the right to engage other engineers, employees and consultants. Consultant shall have the right to act as an independent consultant for third parties during the term of this Agreement, provided such third parties are not in competition with Company or otherwise adverse to Company.
(b)Taxes. No income tax or payroll tax of any kind shall be withheld or paid by Company on behalf of Consultant for any payment under this Agreement, except as may be required by law for payments to independent contractors. Consultant shall be responsible for all taxes and similar payments arising out of any activities contemplated by this Agreement, including without limitation, federal, state, and local income tax, social security tax (FICA), self-employment taxes, unemployment insurance taxes, and all other taxes, fees, and withholdings.
(c)Benefits. Consultant is not an employee of Company and, therefore, shall not be entitled to any benefits, coverages, or privileges, including, without limitation, social security, unemployment compensation insurance, workers’ compensation insurance, medical benefits or pension payments.
8.Indemnification. Consultant, for himself and his successors, heirs, beneficiaries, affiliates, subrogees, agents, partners, employees, associates, attorneys, representatives, and assigns, shall waive, release, indemnify, and agree to save, defend, and hold harmless Company and its respective affiliates, predecessors, successors, subrogees, assigns, parents, subsidiaries, heirs, insurers, and each of their respective officers, directors, trustees, shareholders, agents, attorneys, and employees, former employees, and any other related individual or entity, from any and all past, present, or future claims, actions, causes of action, demands, controversies of every kind and nature, rights, liabilities, losses, costs, expenses, attorneys’ fees (including, but not limited to, any claim of entitlement for attorneys’ fees under any contract, statute, or rule of law allowing a prevailing party or plaintiff to recover attorneys’ fees), damages, medical costs and treatments, death, injury, accident, property damage, or personal loss to Consultant, those traveling with or employed by Consultant, or others relating to, resulting from, or arising out of (a) any taxes, insurance costs, damages, or other costs arising from or relating to claims that Consultant (including any employee thereof) is an employee of Company; (b) the failure by Consultant to obtain insurance coverage as set forth herein; (c) any act, statement, omission, or breach of this Agreement by Consultant resulting in any claims, actions, causes of action, or proceedings by third parties against Company or its affiliates; (d) any claim for workers’ compensation or unemployment compensation benefits; or (e) any action or omission by Consultant, whether negligent, intentional, reckless, or otherwise. This paragraph shall survive any termination of this Agreement.
9.Insurance Coverages. Consultant shall purchase and maintain: comprehensive general liability, and automobile liability insurance with combined limits of primary and excess/umbrella coverage equal to or greater than $1,000,000.00. All insurance coverage required pursuant to this Agreement shall name Company as an additional insured and waive subrogation against Company. Consultant shall furnish proof of any form of insurance to Company upon request. Company shall reimburse Consultant for the actual costs of the insurance required under this Section 9, provided, however, that the reimbursement for costs of such insurance shall not exceed $10,000.00.
10.Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows with notice deemed given as indicated: (a) by personal delivery when delivered personally, (b) by overnight courier upon written verification of receipt, (c) by email transmission upon acknowledgment of receipt of by the intended recipient, or (d) by certified or registered mail, return receipt requested, upon verification of receipt. Notices shall be sent to the following addresses:
Company:    Crimson Midstream Operating, LLC
    370 17th Street, Suite 3100
    Denver, Colorado 80202
    Attention: John D. Grier
    Phone: (720) 475-5400
E-mail: jgrier@crimsonml.com

Consultant:     Larry W. Alexander
    33731 Paseo Baja
    San Juan Capistrano, CA 92675

11.Anti-Corruption and Sanctions. Consultant warrants that he has not made, offered, authorized, requested, received or accepted, and will not make, offer, authorize, request, receive or accept, with respect to the matters which are the subject of this Agreement, any payment, gift, promise, other advantage, or anything of value, whether directly or indirectly through any other person (including, without limitation, any officer, director, member, manager, employee, agent, or representative of Consultant) to or for the use or benefit of any person, where such payment, gift, promise, advantage or thing of value would violate applicable anti-corruption laws of the United States or similar laws of non-U.S. jurisdictions that are applicable to Consultant. Consultant will comply and will ensure that Consultant’s agents, affiliates, and representatives comply with United States anti-boycott, export control, economic sanctions, customs, and shipping laws and regulations, whether administered by the Office of Foreign Asset Control or other governmental agency, and similar laws and regulations of non-U.S. jurisdictions that are applicable to Services performed under this Agreement.

12.Miscellaneous.
(a)Entire Agreement. This Agreement contains the entire agreement of the Parties relating to the subject matter hereof, and supersedes and replaces all prior discussions, negotiations, understandings and agreements.
(b)Amendments. This Agreement may not be altered, or amended, nor any rights hereunder waived, except by an instrument in writing executed by the Party or Parties to be charged with such amendment or waiver.
(c)Severability. In the event any provision of this Agreement is deemed or held to be unenforceable for any reason, the remaining provisions of this Agreement shall remain in full force and effect.
(d)Assignment. Consultant may not assign this Agreement or any of his rights hereunder, or delegate or subcontract any of Consultant’s obligations hereunder, without the prior written consent of Company. Company may assign this Agreement without the consent of Consultant.
(e)Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Parties.
(f)Governing Law and Forum. This Agreement and all disputes arising hereunder shall be subject to, governed by, and construed in accordance with the laws of the State of Texas, without regard to conflicts of law provisions.
(g)Dispute Resolution. All disputes involving the interpretation, construction, application or alleged breach of this Agreement shall be submitted to final and binding arbitration in Houston, Texas. The arbitrator(s) shall be selected and the arbitration shall be conducted by the American Arbitration Association pursuant to the most recent Commercial Arbitration Rules of the American Arbitration Association. The decision of the arbitrator(s) shall be final and binding, and any court of competent jurisdiction may enter judgment upon the award. This arbitration provision shall be in lieu of any requirement that either Party exhaust each Party's administrative remedies under Federal, State, or local law.
(h)Provisions Surviving Termination. In the event of the termination of this Agreement, the terms and conditions of this Agreement relating to indemnities, confidentiality, and any other term that expressly survives termination, shall survive such termination and remain in full force and effect.

(i)Counterparts. This Agreement may be executed and delivered by each Party in separate counterparts, each of which when so executed and delivered shall be deemed an original and both of which taken together shall constitute one and the same agreement. Any counterpart may be delivered by facsimile, e-mail or other electronic media.

EXECUTED on the dates below the signatures hereto to be effective for all purposes as of the Effective Date.

COMPANY: Crimson Midstream Services, LLC /s/ John D. Grier John D. Grier Title: COO Date: 2/12/2023	CONSULTANT: /s/ Larry Alexander Larry Alexander Date: 2/12/2023

Exhibit A
Rate Sheet

Compensation. Consultant shall be paid at a rate of $ 300.00 per hour for all Work. Consultant shall be paid the undisputed portion of any Consultant invoice within thirty (30) days of receipt thereof by Company.